SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 15,
1997


                          Riviera Holdings Corporation
               (Exact Name of Registrant as Specified in Charter)


  Nevada                          00021430                  88-0296885
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(State or Other                 (Commission                (IRS Employer
Jurisdiction of                 File Number)               Identification
Incorporation                                                    No.)




2901 Las Vegas Boulevard South, Las Vegas, Nevada              89109
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code (702) 734-5110

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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5            Other Events

                       On September 15, 1997, the registrant entered into an Agreement and Plan of Merger with R&E Gaming Corp. and Riviera Acquisition Sub, Inc., entities controlled by Allen E. Paulson, pursuant to which the registrant would be acquired by R&E Gaming and the registrant stockholders would receive $15 per share in cash for each share of the registrant's common stock owned by them, plus an amount equal to 7% per annum from June 1, 1997 to the date of the closing. See Press release dated September 16, 1997 attached as Exhibit 99.1.

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Item 7            Financial Statements, Pro Forma Financial Information
                  -----------------------------------------------------
                  and Exhibits
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(c)      Exhibits

 10.1 Agreement and Plan of Merger, dated September 15, 1997, by and among R&E Gaming Corp., Riviera Acquisitions Sub, Inc., and Riviera Holdings Corporation.

 10.2 Escrow Agreement, dated September 15, 1997, by and among R&E Gaming Corp., Riviera Holdings Corporation, and State Street Bank and Trust Company of California.

 99.1          Press Release, dated September 16, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   RIVIERA HOLDINGS CORPORATION
                                             (Registrant)


Date:  September 29, 1997               s/Duane Krohn
                                        (Signature)
                                   Duane Krohn,
                                   Treasurer and Chief Financial Officer

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                                 EXHIBITS INDEX

Exhibit
Number                         Description                              Page

 10.1          Agreement and Plan of Merger,  dated September 15,
               1997,  by and  among  R&E  Gaming  Corp.,  Riviera
               Acquisitions   Sub,  Inc.,  and  Riviera  Holdings
               Corporation.


 10.2          Escrow Agreement, dated September 15, 1997, by and
               among   r&E   Gaming   Corp.,   Riviera   Holdings
               Corporation,  and  State  Street  Bank  and  Trust
               Company of California.


 99.1          Press Release, dated September 16, 1997.



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